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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  January 30, 2003


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


        Delaware                 1-8400                  75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)                (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

AMR WILL BE PRESENTING AT THE FOLLOWING TRANSPORTATION
CONFERENCES

Don Carty, Chairman and CEO of AMR Corporation will be the dinner speaker at the 18th Annual Goldman Sachs Air Carrier Conference on Tuesday February 4th at approximately 6:30pm ET.

Jeff Campbell, Senior Vice President and CFO of AMR Corporation will be presenting at the 13th Annual Deutsche Bank Alex. Brown
Global Transportation Conference on Wednesday February 12th at
8:25am ET.

Both presentations will focus on the current status of the company and the company's near and long term strategies to address its existing challenges.

A webcast of both speeches will be made available via the investor information section of AMR's corporate website at http://www.amrcorp.com. Additionally, a replay of the speeches will remain available for at least 7 days following the event.



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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 30, 2003